SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 30, 2004

                               Optimal Group Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

        0-28572                                            98-0160833
(Commission File Number)                       (IRS Employer Identification No.)

   3400 de Maisonneuve Blvd. W., 12th Floor, Montreal, Quebec, Canada H3Z 3B8
          (Address of Principal Executive Offices, Including Zip Code)

                                 (514) 738-8885
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.01 REGULATION FD DISCLOSURE

On September 30, 2004, the registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99.

The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                   SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2004

                                        Optimal Group Inc.
                                        (Registrant)


                                        By: /s/ Holden Ostrin
                                            ----------------------------
                                            Holden Ostrin
                                            Co-Chairman

------------------------------------------------------
                Exhibit Index

------------------------------------------------------
Exhibit 99      Press Release dated September 30, 2004
------------------------------------------------------